                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:
|X|   Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
| |   Definitive Proxy Statement
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                                  ABIOMED, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the
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| |      Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         4) Date Filed:

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


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

                                  ABIOMED, INC.

                          TO BE HELD ON AUGUST 9, 2000

      The Annual Meeting of Stockholders of ABIOMED, Inc. will be held on August 9, 2000 at 8:00 a.m. at the Fleet Bank Auditorium, Fleet Bank, 100 Federal Street, Boston, Massachusetts 02110, for the following purposes:

1. To elect two Class II directors, each to hold office until the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2. To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000.

3. To consider and vote upon a proposal to approve the ABIOMED, Inc. 2000 Stock Incentive Plan;

4. To consider and act upon any other matter which may properly come before the Annual Meeting or any adjourned session thereof.

      The Board of Directors has fixed the close of business on June 12, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only stockholders of record at the close of business on June 12, 2000 will be entitled to vote at the Meeting or any adjournments thereof.

                                        By Order Of The Board Of Directors


                                        PETER W. COOGAN, Secretary

Boston, Massachusetts
July 11, 2000

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                                  ABIOMED, INC.

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 9, 2000

      This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of ABIOMED, Inc., a Delaware corporation with its principal executive offices at 22 Cherry Hill Drive, Danvers, Massachusetts 01923 (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Fleet Bank Auditorium, Fleet Bank, 100 Federal Street, Boston, Massachusetts 02110, on August 9, 2000 and at any adjournment or adjournments thereof (the "Meeting"). The cost of the solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about July 11, 2000.

      The Company has fixed the close of business on June 12, 2000 as the record date ("Record Date") for the Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding and entitled to vote 10,234,497 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company.

      Proposal No. 1 (election of Directors) requires the affirmative vote of a plurality of the votes cast by holders of Common Stock entitled to vote thereon, provided a quorum is present. Abstentions, including broker non-votes, will have no effect on the outcome of the vote for the election of directors. Proposal No. 2 (amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock) requires the affirmative vote of a majority of shares of Common Stock entitled to vote thereon. Proposal No. 3 (approval of the Company's 2000 Stock Incentive Plan) requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote thereon, provided that a quorum is present. Abstentions will have the effect of a vote against Proposal Nos. 2 and 3, but a broker non-vote will have no effect. Votes will be tabulated by EquiServe, the Company's transfer agent. The vote on each matter submitted to stockholders will be tabulated separately.

      THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEES AS DIRECTORS (PROPOSAL NO. 1) AND FOR PROPOSAL NOS. 2 AND 3. IF ANY OTHER MATTERS SHALL PROPERLY COME BEFORE THE MEETING, THEY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

      The Company's Annual Report to Stockholders and annual report on Form 10-K for the fiscal year ended March 31, 2000, including financial statements audited by Arthur Andersen LLP, are being mailed to each of the stockholders simultaneously with this proxy statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      At the Meeting, two Class II directors are to be elected to serve for a term of three years, until the 2003 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Messrs. John F. O'Brien and Henri A. Termeer have been nominated by the Board of Directors for election as directors. Both of these nominees are currently serving as directors of the Company.

      If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and the Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. The Board of Directors has no reason to believe that any of the proposed nominees will be unable or unwilling to serve. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

INFORMATION ON NOMINEES AND DIRECTORS

      Set forth below is certain biographical information with respect to the nominees, including the year in which the nominee's term would expire, if elected, and with respect to each of the Class I and Class III directors whose terms will continue after the Meeting. The nominees for Class II directors are indicated by an asterisk.

                                                                                             YEAR TERM
                                                                             DIRECTOR      EXPIRES, IF
NAME                            AGE             POSITION                       SINCE    ELECTED, AND CLASS
David M. Lederman, Ph.D .......  56   Chairman of the Board of Directors,      1981        2002-Class I
                                      President and Chief Executive Officer

Desmond H. O'Connell, Jr ......  64   Director                                 1995        2002-Class I

*John F. O'Brien ..............  57   Director                                 1989        2003-Class II

*Henri A. Termeer .............  54   Director                                 1987        2003-Class II

  W. Gerald Austen, M.D .......  70   Director                                 1985        2001-Class III

  Paul B. Fireman .............  56   Director                                 1987        2001-Class III



     DR. DAVID M. LEDERMAN founded the Company in 1981 and has served as Chairman of the Board and Chief Executive Officer since that time. He has also served as President of the Company for the majority of the time. Prior to founding ABIOMED, he was Chairman of the Medical Research Group at the Everett Subsidiary of Avco Corporation, which he joined in 1972. Dr. Lederman has made many important contributions in the field of cardiac assist and heart replacement technology, and originated the design and development of the Company's AbioCorTM blood pumps and their valves. Dr. Lederman received a Ph.D. degree in Aerospace Engineering from Cornell University.

     MR. DESMOND H. O'CONNELL, JR. has served as Director of the Company since 1995. He is currently the Chairman and a Director of Serologicals Corporation and is also an independent management consultant. From December 1992 until December 1993, he served as the Chairman, Management Committee, of Pharmakon Research International, Inc. During 1991, he briefly served as Chairman of the Board and Chief Executive Officer of Osteotech, Inc. Mr. O'Connell was with the BOC Group, PLC in senior management positions from 1983 to 1990. From April 1990 until September 1990, Mr. O'Connell was President and Chief Executive Officer of BOC Health Care. From 1986 to April 1990, he was Group Managing Director of BOC Group, PLC. Prior to joining BOC, Mr. O'Connell held various positions at Baxter Laboratories, Inc., including Chief Executive of the Therapeutic and Diagnostic Division and Vice President, Corporate Development. Mr. O'Connell had been a Director of Chryslais International Corporation from 1991 through May 1999.

     MR. JOHN F. O'BRIEN has served as a Director of the Company since 1989. Since August 1989 he has been the President and Chief Executive Officer and a Director of First Allmerica Financial Life Insurance Company (formerly State Mutual Life Assurance Company of America). Since January 1995 he has been President, Chief Executive Officer and a Director of Allmerica Financial Corporation. Mr. O'Brien is also Chairman of the Board and a Director of Allmerica Property & Casualty Companies, Inc. and a Trustee and Chairman of the Board of Allmerica Securities Trust and Allmerica Investment Trust. From 1972 until 1989, Mr. O'Brien was employed by Fidelity Investments in various capacities, including as Group Managing Director of FMR Corp. Mr. O'Brien is also a Director of Cabot Corporation and TJX Companies, Inc. and a Trustee of the Worcester Art Museum.

     MR. HENRI A. TERMEER has served as a Director of the Company since 1987. Mr. Termeer has served as President and a Director of Genzyme Corporation since 1983, as its Chief Executive Officer since 1985, and as its Chairman of the Board since 1988. Mr. Termeer is also a past Chairman and a current Director of the Board of Genzyme Transgenics Corporation. He is also a Director of AutoImmune, Inc., GelTex Pharmaceuticals, Inc. and Diacrin, Inc. and serves as a Trustee of Hambrecht & Quist Healthcare Investors and Hambrecht & Quist Life Sciences Investors.

     DR. W. GERALD AUSTEN, M.D., has served as a Director of the Company since 1985. From 1974 to the present, he has been the Edward D. Churchill Professor of Surgery at Harvard Medical School. Dr. Austen became President of the Massachusetts General Physicians Organization in 1994 and since 1999 has served as Chairman of the Board. From 1969 to 1997, Dr. Austen was Chief of the Surgical Services at Massachusetts General Hospital. Dr. Austen is the former President of the American College of Surgeons, the American Association for Thoracic Surgery, the American Surgical Association and the Massachusetts and American Heart Associations. Dr. Austen is a member of the Institute of Medicine of the National Academy of Sciences, a Fellow of the American Academy of Arts and Sciences and a life member of the corporation of the Massachusetts Institute of Technology.

     MR. PAUL B. FIREMAN has served as a Director of the Company since 1987. Mr. Fireman has served as Chief Executive Officer and as a Director of Reebok International Ltd., which he founded, from 1979 to the present. He has served as Reebok's Chairman of the Board of Directors from 1985 to the present. He has also served as Reebok's President from 1989 to the present, after initially serving as President from 1979 to 1987. Mr. Fireman has served as the Chairman of the Entrepreneurial Advisory Board of Babson College since 1995.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held five meetings during the fiscal year ended March 31, 2000 (and acted by unanimous written consent on two occasions). Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of which he was a member held during such fiscal year.

      The Board of Directors has an Executive Committee, which is currently composed of David M. Lederman, Desmond H. O'Connell, Jr. and Paul B. Fireman The Executive Committee has, and may exercise, all the powers and authority of the Board of Directors, except those which by law may not be delegated to it by the Board of Directors. The Executive Committee did not act during the fiscal year ended March 31, 2000.

      The Board of Directors has an Audit Committee, which is currently composed of W. Gerald Austen, John F. O'Brien and Desmond H. O'Connell, Jr. The functions performed by this committee include recommending to the Board of Directors the engagement of the independent auditors, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent auditors. The Audit Committee met one time during the fiscal year ended March 31, 2000.

      The Company has a Compensation Committee, which is currently composed of Paul B. Fireman, John F. O'Brien and Henri A. Termeer. The functions of the Compensation Committee include establishing the compensation and bonuses of executive officers, determining the persons to whom both incentive stock options and non-qualified stock options will be granted and adopting rules and making other determinations with respect to the administration of the 1992 Combination Stock Option Plan (the "Combination Plan"), the Employee Stock Purchase Plan, the 401(k) Plan and the 1998 Equity Incentive Plan. During the fiscal year ended March 31, 2000, the Compensation Committee held three meetings.

      The Company has a Nominating Committee, which is currently composed of Henri A. Termeer, W. Gerald Austen and Desmond H. O'Connell, Jr. The nominating committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending to the Board of Directors the election of directors of the Company. Stockholders may make nominations for the election of directors by delivering notice in writing to the secretary of the Company not less than 45 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. The Nominating Committee did not meet during the fiscal year ended March 31, 2000.

SECURITIES BENEFICIALLY OWNED BY CERTAIN PERSONS

      The following table sets forth certain information as of June 12, 2000 with respect to the beneficial ownership of the Company's Common Stock of each director and nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation," below, all directors and current executive officers of the Company as a group, and each person known by the Company to be the beneficial owner of five percent or more of the Company's common stock. This information is based upon information received from or on behalf of the individuals named therein.

                                                  SHARES OF STOCK
NAME                                           BENEFICIALLY OWNED (1)    PERCENT OF CLASS
Dr. David M. Lederman (2) ....................        1,271,200               12.4%
  c/o ABIOMED, Inc.
  22 Cherry Hill Drive
  Danvers, MA 01923
Genzyme Corporation ..........................        1,153,846               11.3%
  One Kendall Square
  Cambridge, MA 02139
Dr. W. Gerald Austen (3) .....................           34,100                 *
Paul B. Fireman (3) ..........................          233,926                2.3%
John F. O'Brien (3) ..........................           86,292                 *
Desmond H. O'Connell, Jr. (3) ................           32,792                 *
Henri A. Termeer (3)(4) ......................        1,187,946               11.6%
Anthony W. Bailey (3) ........................           17,632                 *
Dr. Robert T.V. Kung (3)(5) ..................          238,875                2.3%
Eugene D. Rabe (3) ...........................           57,875                 *
John F. Thero (3) ............................           56,781                 *
All Current Executive Officers and Directors..        3,217,419               30.4%
  As a group (10 persons)(2)(3)(4)(5)

-------------------------
* Less than 1%.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.

(2) Includes 675,923 shares held by the wife of Dr. Lederman, as to which Dr. Lederman disclaims beneficial ownership.

(3) Includes the following shares subject to currently exercisable options (includes options that will become exercisable within 60 days of June 12, 2000): Dr. Austen--25,000; Mr. Fireman--22,500; Mr.
    O'Brien--22,500; Mr. O'Connell--12,500; Mr. Termeer--25,000; Mr.
    Bailey--17,500; Dr. Kung--116,875; Mr.

    Rabe--57,875; and Mr. Thero--56,000.

(4) Includes 1,153,846 shares held by Genzyme Corporation, as to which Mr. Termeer disclaims beneficial ownership. Mr. Termeer is the Chief Executive Officer of Genzyme.

(5) Includes 55,400 shares held by the wife of Dr. Kung and 16,600 shares held in trust for the benefit of certain relatives of Dr. Kung, as to which Dr. Kung disclaims beneficial ownership.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation during the last three fiscal years of (i) the Chief Executive Officer of the Company and (ii) the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last fiscal year, whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during the last fiscal year (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                   COMPENSATION
                                                      ANNUAL COMPENSATION             AWARDS
                                               ----------------------------------  -------------
                                                                                     SECURITIES
                                                                     OTHER ANNUAL    UNDERLYING     ALL OTHER
                                  FISCAL YEAR  SALARY     BONUS     COMPENSATION       OPTIONS    COMPENSATION
NAME AND PRINCIPAL POSITION       ENDED 3/31    ($)        ($)          ($)              (#)         ($)(1)
---------------------------       ----------   ------    --------   -------------  -------------   ----------
Dr. David M. Lederman ..........  2000        $281,250   $    (2)        --           65,000        $35,058
  Chairman of the Board,          1999         212,500    50,000         --             --           41,642
  President and Chief             1998         168,750    80,000         --             --           34,246
  Executive Officer

Dr. Robert T.V. Kung ...........  2000        $172,500   $    (2)        --           10,000        $ 5,894
  Senior Vice President           1999         161,250    20,000         --           20,000          5,635
  Research and Chief Scientific   1998         147,750    40,000         --            5,000          3,808
  Officer

Eugene D. Rabe .................  2000        $155,000   $    (2)        --           15,000        $ 4,145
  Senior Vice President           1999         137,500    92,500         --           17,500          3,973
  Global Sales and Services       1998         126,925    80,000         --            7,500          2,966

John F. Thero ..................  2000        $155,000   $    (2)        --           20,000        $ 3,947
  Senior Vice President -         1999         135,625    65,000         --           20,000          3,363
  Finance, Chief Financial        1998         120,925    50,000         --            5,000          2,676
  Officer and Treasurer

Anthony W. Bailey ..............  2000        $145,000   $    (2)        --           15,000        $ 3,739
  Vice President - Engineering    1999         124,000    25,000         --           30,000          3,274
  and Director AbioCorTM Program  1998         106,000    60,000         --             --            1,494

(1) Includes (a) the following matching contributions to the ABIOMED Retirement Savings Plan for fiscal 2000: Dr. Lederman - $650; Dr. Kung - $650; Mr. Rabe - $650; Mr. Thero - $650; and Mr. Bailey - $650; (b) the following profit sharing allocations under the ABIOMED Retirement Savings Plan contributions paid in fiscal 2000, subject to applicable vesting based on years of service: Dr. Lederman - $2,326; Dr. Kung - $2,326; Mr. Rabe - $2,326; Mr. Thero - $2,227; and Mr. Bailey - $2,002; (c) the
    following life insurance premiums paid for term life insurance in excess of $50,000 in fiscal 2000: Dr. Lederman - $30,457; Dr. Kung - $1,810; Mr.
    Rabe - $402; Mr. Thero - $304; and Mr. Bailey $370; (d) the following long-term disability insurance premiums for fiscal 2000: Dr. Lederman - $1,375; Dr. Kung - $858; Mr. Rabe - $767; Mr. Thero - $767; and Mr.
    Bailey - $717; and (e) the following awards in connection with newly issued patents: Dr. Lederman - $250 and Dr. Kung - $250.

(2) To be included in definitive proxy statement.

         The following tables sets forth certain information with respect to option grants to the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS               POTENTIAL REALIZABLE
                           ---------------------------------------------------
                              NUMBER OF     % OF TOTAL                            VALUE AT ASSUMED
                             SECURITIES       OPTIONS                           ANNUAL RATES OF STOCK
                             UNDERLYING      GRANTED TO   EXERCISE              PRICE APPRECIATION FOR
                           OPTIONS GRANTED  EMPLOYEES IN    PRICE   EXPIRATION       OPTION TERM(2)
                                                                                ----------------------
NAME                            (#)(1)       FISCAL YEAR   ($/SH)      DATE       5%($)        10%($)
----                       ---------------  ------------  --------  ----------    -----        ------
Dr. David M. Lederman....      65,000           20.2%      $14.000   07/12/09    $572,294    $1,450,306
Dr. Robert T.V. Kung.....      10,000            3.1%      $13.375   07/01/09     $84,115     $ 213,163
Eugene D. Rabe...........      15,000            4.7%      $13.375   07/01/09    $126,172     $ 319,745
John F. Thero............      20,000            6.2%      $13.375   07/01/09    $168,229     $ 426,326
Anthony W. Bailey........      15,000            4.7%      $13.375   07/01/09    $126,172     $ 319,745
----------

(1) The options granted to Dr. Lederman, Dr. Kung, Mr. Rabe, Mr. Thero and Mr. Bailey were granted under the 1998 Equity Incentive Plan and become exercisable in four equal annual installments commencing two years from the date of grant such that they will be fully exercisable five years after the date of grant.

(2) The assumed rates are compounded annually for the full term of the options.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                            SHARES                     UNDERLYING UNEXERCISED           IN-THE-MONEY
                           ACQUIRED                      OPTIONS AT 3/31/00          OPTIONS AT 3/31/00
                         ON EXERCISE  VALUE REALIZED  EXERCISABLE/UNERERCISABLE  EXERCISABLE/UNEXERCISABLE
NAME                         (#)            ($)                  (#)                     ($)(1)
Dr. David M. Lederman...      --             --                  0 /65,000                  0 /1,722,500
Dr. Robert T.V. Kung....      --             --             110,625/59,375           3,381,313/1,658,438
Eugene D. Rabe .........      --             --              51,625/58,375           1,595,031/1,619,031
John F. Thero ..........      --             --              47,250/67,750           1,473,313/1,890,438
Anthony W. Bailey ......      --             --              10,000/55,000             287,500/1,500,625
-------------------

(1) Based upon the $40.50 closing price of the Company's Common Stock on March 31, 2000 on the Nasdaq National Market minus the respective option exercise price.

COMPENSATION OF DIRECTORS

      Directors who are not employees of the Company receive an annual retainer of 400 shares of Common Stock and an additional $500 for attendance at each meeting of the Board of Directors or a committee thereof or consultation at the offices of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

      The Compensation Committee consists of Paul B. Fireman, John F. O'Brien and Henri A. Termeer. No member of the Compensation Committee is a former or current officer or employee of the Company. Dr. Lederman, while not a member of the Compensation Committee, makes recommendations to the Compensation Committee regarding executive officer compensation, including the awards of stock options, and often participates in the

Committee's deliberations but does not vote on such matters. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The primary objectives of the Compensation Committee in developing executive compensation policies are to attract and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executive officers with the stockholders of the Company. The compensation of executive officers consists of base compensation, bonus, the grant of options and participation in benefit plans generally available to employees.

      In setting overall compensation for the last fiscal year, the Compensation Committee reviewed the recommendations of the Chief Executive Officer and strove to maintain base compensation for the Company's executive officers at levels which the Compensation Committee believes are competitive with the compensation of comparable executive officers in similarly situated companies, while relying upon the Company's Combination Plan, 1998 Equity Incentive Plan and a bonus program to provide significant performance incentives.

      The Company maintains an informal bonus plan for its executive officers. Under the bonus plan, a bonus was determined for each executive officer (other than the Chief Executive Officer) based on achievement of certain objective and subjective goals and the Chief Executive Officer's evaluation of the individual's performance. Each executive officer was assigned a maximum bonus amount which was measured against these goals and the officer's performance evaluation. The goals established for each executive officer varies depending upon the responsibilities of the officer, and include goals based upon operating results, either for a particular operating division or the Company as a whole, product development milestones and the cost of achieving those milestones, and the achievement of certain sales objectives. Certain of the executive officers' goals, including certain of the Chief Executive Officer's goals, have milestones that do not directly correspond in timing with the Company's fiscal year-end and certain of the goals are measured in intervals of greater than one year. Accordingly, bonus amounts for which executive officers are eligible can vary from fiscal year to fiscal year. In granting these bonuses, the Committee gave substantial weight to and followed the Chief Executive Officer's recommendations.

      Each of the executives is eligible to receive grants of options under the Combination Plan and 1998 Equity Incentive Plan. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews recommendations provided by the Chief Executive Officer based upon the officer's position of responsibility and anticipated contribution to the Company, the number of shares of Common Stock subject to options held or previously granted to the officer and the individual performance of the officer.

      For the fiscal year ended March 31, 2000. Dr. Lederman, the Chief Executive Officer of the Company, received a base salary of $281,250 and a bonus of $_______. Dr. Lederman's base salary was determined by the Compensation Committee based upon the salary structure that had been established for the other executive officers of the Company and upon his recommendation to keep his base salary at that level, notwithstanding the Compensation Committee's belief that this base salary was low compared to his responsibilities, importance and contributions to the Company.

                             Compensation Committee

                                 Paul B. Fireman

                                 John F. O'Brien

                                Henri A. Termeer

PERFORMANCE GRAPH

      The following graph compares the yearly change in the cumulative total stockholder return for the Company's last five full fiscal years, based upon the market price of the Company's Common Stock, with the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks-SIC Group Code 384 for that period. The performance graph assumes the investment of $100 on March 31, 1995 in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Stocks--SIC Group Code 384, and the reinvestment of any and all dividends.




     COMPARISON OF FIVE YEAR - CUMULATIVE TOTAL RETURNS GRAPH APPEARS HERE

           PROPOSAL 2 -- INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

         The Company's stockholders are being asked to approve an amendment to the Company's Restated Certificate of Incorporation (the "Charter Amendment") to increase the authorized Common Stock from 25,000,000 to 100,000,000 shares. At a meeting on May 24, 2000, the Company's Board of Directors voted to recommend the proposed increase to the Company's stockholders.

         On the Record Date, the Company had 10,234,497 shares of Common Stock issued and outstanding. It also had 1,307,198 shares reserved for issuance upon exercise of stock options that have been or may be granted pursuant to the Company's options plans. In addition, if the stockholders approve the 2000 Stock Incentive Plan (see Proposal 3), an additional 700,000 shares of Common Stock will be reserved for issuance upon exercise of stock options.

         One of the primary reasons why the Board of Directors believes that the authorized number of shares of Common Stock should be increased is so that a sufficient number of shares will be available for issuance should the Board determine that a stock split or a stock dividend is in the best interests of the Company. For example, if the Board were to authorize a two for one stock split, the Company would have very few additional shares available for issuance for other corporate purposes as may be determined by the Board of Directors to be necessary, appropriate or desirable. Such other corporate purposes may include, without limitation, raising capital, acquiring other companies through merger, attracting or retaining executive and other employees through stock options and issuing stock or rights to acquire shares in accordance with the Company's by-laws in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders.

         The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of the Nasdaq Stock Market or any exchange on which the Company's securities may then be listed, or the charter or by-laws of the Company then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that the delay necessitated for stockholder approval of an increase in authorized shares could be to the detriment of the Company and its stockholders.

         The additional shares of Common Stock authorized for issuance will have all of the rights and privileges which the currently outstanding shares of Common Stock possess; the increase in authorized shares would not affect the terms, or rights of the holders, of existing shares of Common Stock. All outstanding shares would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

         The issuance of any additional shares of Common Stock by the Company may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock of existing stockholders. The Company, however, will receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating the economic effect to each stockholder of such dilution.

         The authorized but unissued shares of Common Stock could be used to make more difficult a change in control of the Company. For example, such shares or rights to acquire such shares could be issued or sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company, since the issuance of new shares could be used to dilute the stock ownership of the acquirer. The Company's charter and by-laws now contain certain provisions which could have an anti-takeover effect; however, the current proposal is not part of a plan by management to adopt a series of anti-takeover proposals and the Company has no current plans to propose other anti-takeover measures in future proxy solicitations. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

         Approval of the Charter Amendment requires the affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting. Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR approval of the Charter Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 2.

         PROPOSAL NO. 3 -- APPROVAL OF THE ABIOMED, INC. 2000 STOCK INCENTIVE
PLAN

         The Board of Directors of the Company adopted the 2000 Stock Incentive Plan on May 24, 2000, subject to approval by the stockholders. The purpose of the Plan is to encourage and enable officers, directors, and employees of the Company to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

          Under the Internal Revenue Code (the "Code"), stockholder approval is necessary for stock options relating to the shares issuable under the 2000 Stock Incentive Plan to qualify as incentive stock options under Section 422 of the Code. In addition, Nasdaq rules (the "Nasdaq Rules") require stockholder approval of the 2000 Stock Incentive Plan. Approval for purposes of the Code and the Nasdaq Rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the 2000 Stock Incentive Plan. The full text of the 2000 Stock Incentive Plan as adopted by the Board of Directors is printed as Appendix A, beginning on page A-1. The following is a summary of some of its provisions.

         The 2000 Stock Incentive Plan will be administered by a committee consisting of at least two "outside directors." For purposes of the plan, an "outside director" is a person who (a) is not an employee of the Company or any affiliate, (b) is not a former employee of the Company or any affiliate who is receiving compensation for prior services during the taxable year of the Company or any affiliate, (c) has not been an officer of the Company or any affiliate, and (d) does not receive remuneration from the Company or any affiliate in any capacity other than as a director. The Board of Directors may establish an additional single-member committee (consisting of an executive officer) that may grant options under the 2000 Stock Incentive Plan to non-executive officers.

         The committee that will administer the 2000 Stock Incentive Plan will select the individuals who will receive options and will determine the option exercise price and other terms of each option, subject to the provisions of the Plan. This committee also has the power to make changes to outstanding options under the Plan, including the power to reduce the exercise price, accelerate the vesting schedule and extend the expiration date of any option.

         The 2000 Stock Incentive Plan authorizes the grant of options to purchase Common Stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and options that do not so qualify. Incentive options may be granted under the Plan to employees of the Company or any subsidiary, including directors and officers who are employees of the Company or any subsidiary. Nonqualified options may be granted under the Plan to employees of the Company or any subsidiary and to directors, consultants and other persons who render services to the Company or any subsidiary, regardless of whether they are employees of the Company or any subsidiary.

         The exercise price of incentive options granted under the 2000 Stock Incentive Plan must equal or exceed the fair market value of the Common Stock on the date of grant. The exercise price of incentive options granted under the Plan to a person who owns more than 10% of the combined voting power of all classes of outstanding capital stock of the Company or any subsidiary (a "greater-than-ten-percent stockholder") must equal or exceed 110% of the fair market value of the Common Stock on the date of grant. The exercise price of nonqualified options granted under the Plan may be above or below the fair market value of the Common Stock.

         Each incentive option will expire no later than ten years after the date of grant or, in the case of an option granted to a greater-than-ten-percent stockholder, five years after the date of grant. The aggregate fair market value (at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law. No person may be granted options under the 2000 Stock Incentive Plan to purchase more than 200,000 shares of Common Stock in any calendar year, including options that are subsequently forfeited, canceled or otherwise terminated. For this purpose, the repricing of any option is deemed the grant of a new option.

         Except as otherwise provided by the committee that administers the 2000 Stock Incentive Plan, options are not transferable except by will or by the laws of descent and distribution, and during the holder's lifetime are exercisable only by the holder. The committee that administers the Plan will determine, in its discretion, how and when nonqualified options will terminate. Incentive stock options will terminate as follows:

- if the option holder is an employee of the Company at the time of his or her death, his or her incentive option may be exercised, to the extent exercisable at the date of death, until two years from the participant's date of death or the expiration of the term of the option stated in his or her option agreement, whichever is earlier. In such instances, the option may be exercised by the option holder's legal representative or legatee.

     - if the option holder's employment with the Company terminates because of disability (as defined in the 2000 Stock Incentive Plan), his or her incentive option may be exercised, to the extent exercisable at the time of termination, for a period of one year from the date of termination of employment, although the committee administering the 2000 Stock Incentive Plan may provide for a different period for the exercise of such option.

     - if the option holder's employment with the Company terminates because of retirement in accordance with the Company's normal retirement policies, his or her incentive option is exercisable for a period of 90 days from the date of the termination of the option holder's employment.

     - if the option holder's employment is terminated by the Company for cause (as defined in the 2000 Stock Incentive Plan), his or her incentive option will immediately terminate, unless the committee that administers the Plan allows the option holder to exercise such option for a period of 30 days from the termination date or the stated expiration date of the option, whichever is earlier. The committee may do so in its sole discretion.

     - if the option holder's employment with the Company terminates for any reason other than those listed above, his or her incentive option may be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days (or a different period if the committee that administers the 2000 Stock Incentive Plan so specifies) from the date of termination of employment or until the stated expiration date of the option, whichever is earlier.

         The holder of an option may pay the purchase price for the shares subject to the option (a) in cash, certified or bank check in an amount equal to the exercise price for such shares, (b) with the consent of the committee that administers the 2000 Stock Incentive Plan, in shares of Company Common Stock having a fair market value equal to the exercise price for such shares, (c) by delivery of irrevocable instructions to a broker to deliver to the Company cash or a check payable to the Company for the purchase price, provided that the holder and the broker enter into an indemnity agreement or any other agreement that the committee that administers the 2000 Stock Incentive Plan requires as a prerequisite to this method of payment, or (d) by any other means that the committee that administers the 2000 Stock Incentive Plan determines are consistent with the purposes of the 2000 Stock Incentive Plan and with applicable laws and regulations.

AMENDMENT OF THE 2000 STOCK INCENTIVE PLAN

         The 2000 Stock Incentive Plan does not have a fixed duration; however incentive options may not be granted more than ten years after the date the Plan was approved by the Board of Directors. According to the terms of the 2000 Stock Incentive Plan, the Company's Board of Directors may amend or discontinue the Plan at any time. However, no amendment which will disqualify the 2000 Stock Incentive Plan from the Internal Revenue Code's incentive stock option requirements will be effective without the approval of the Company's stockholders. In addition, regulations of the Securities and Exchange Commission and the Nasdaq National Market require stockholder approval of certain amendments to the Plan.

FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE 2000 STOCK INCENTIVE PLAN

         The holder of a nonqualified option recognizes no income for federal income tax purposes on the grant of the option. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise. Such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

         The holder of an incentive option recognizes no income for federal income tax purposes on the grant of the option. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If the holder does not dispose of the shares acquired upon exercise of the incentive option within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of those shares will be treated for federal income tax purposes as long-term capital gain if the shares were held for more than 12 months. If the holder sells the shares before the expiration of such two-year and one-year periods (a "disqualifying disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option will be treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, will be treated as capital gain. That capital gain will be long-term capital gain if the shares were held for more than 12 months.

         The excess of the fair market value of the underlying shares of Common Stock over the exercise price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax will be allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

         Generally, subject to certain limitations, the Company may deduct on its corporate income tax returns, in the year in which an option holder recognizes ordinary income upon (a) the exercise of a nonqualified option or (b) a disqualifying disposition of an incentive option, an amount equal to the amount recognized by the option holder as ordinary income upon the occurrence of such exercise or disqualifying disposition.

         The 2000 Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under
Section 401(a) of the Internal Revenue Code.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL NO. 3.

                                  OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has not yet selected an independent accountant to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2001. At an upcoming meeting, the Audit Committee will recommend to the Board the selection of the Company's independent auditor for the current fiscal year. Arthur Andersen LLP has served as the Company's auditors since 1983.

      A representative of Arthur Andersen LLP will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

REPORTING UNDER SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and Nasdaq, and furnish the Company with copies of such Forms. During the fiscal year ended March 31, 2000, the Company made a single grant of stock to each of its five executive officers. Although each such executive officer reported his option grant on Form 5, such Form 5s were not filed on a timely basis.

OTHER PROPOSED ACTION

      The Board of Directors knows of no other business to come before the Meeting. However, if any other business should properly be presented to the Meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

STOCKHOLDER PROPOSALS

      Proposals which stockholders intend to present at the Company's 2001 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials must be received by the Company no later than March 14, 2001.

      Any stockholder proposal to be considered at the Company's 2001 Annual Meeting of Stockholders, but not included in the proxy materials, must be submitted in writing by May 27, 2001, or the persons appointed as proxies may exercise their discretionary voting authority with respect to that proposal.

INCORPORATION BY REFERENCE

      To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report on Executive Compensation" and "Performance Graphs" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT AND FORM 10-K

      ADDITIONAL COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 2000 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS, ABIOMED, INC., 22 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS 01923.

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

ANNEX A

                                  ABIOMED, INC.

                            2000 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the ABIOMED, Inc. 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable officers, directors, and employees of ABIOMED, Inc. (the "Company") and its Subsidiaries and other persons to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share

Awards and Stock Appreciation Rights.

         "Board" means the Board of Directors of the Company.

         "Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, and (ii) any act or omission justifying termination of the participant's employment for cause, as determined by the Committee.

         "Change of Control" shall have the meaning set forth in Section 15.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Conditioned Stock Award" means an Award granted pursuant to Section 6.

         "Committee" shall have the meaning set forth in Section 2.

         "Disability" means disability as set forth in Section 22(e)(3) of the Code.

         "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 17.

         "Eligible Person" shall have the meaning set forth in Section 4.

         "Fair Market Value" on any given date means the price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ, the fair market value of the Stock as determined by the Committee.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

         "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Performance Share Award" means an Award granted pursuant to Section 8.

         "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

         "Stock Appreciation Right" means an Award granted pursuant to
          Section 9.

         "Subsidiary" means a subsidiary as defined in Section 424 of the Code.

         "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

     (a) COMMITTEE. The Plan shall be administered by a committee of the Board (the "Committee") consisting of not less than two (2) Outside Directors, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an "Outside Director." The Board of Directors may act as the Committee at any time. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof. The Board may establish an additional single-member committee (consisting of an executive officer) that shall have the power and authority to grant Awards to non-executive officers and to make all other determinations under the Plan with respect thereto.

     (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

         (i) to select the persons to whom Awards may from time to time be granted;

         (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

         (iii) to determine the number of shares to be covered by any Award;

         (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

         (v) to accelerate the exercisability or vesting of all or any portion of any Award;

         (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

         (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

         (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

     (a) SHARES ISSUABLE. The maximum number of shares of Stock with respect to which Awards (including Stock Appreciation Rights) may be granted under the Plan shall be seven hundred thousand (700,000). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

     (b) LIMITATION ON AWARDS. In no event may any Plan participant be granted Awards under the Plan (including Stock Appreciation Rights) with respect to more than two hundred thousand (200,000) shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

     (c) STOCK DIVIDENDS, MERGERS, ETC. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

     (d) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 3(a).

SECTION 4. ELIGIBILITY.

         Awards may be granted to officers, directors, and employees of and consultants and advisers to the Company or its Subsidiaries
("Eligible Persons").

SECTION 5. STOCK OPTIONS.

         The Committee may grant to Eligible Persons options to purchase stock.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

         No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date of adoption of the Plan by the Board, or (ii) the date on which the Plan is approved by the stockholders as set forth in Section 17.

         The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 13 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

                  (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

                  (c) EXERCISABILITY; RIGHTS OF A SHAREHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                           (i) In cash, by certified or bank check or other instrument acceptable to the Committee;

                           (ii) If permitted by the Committee, in its
                  discretion, in the form of shares of Stock that are not then subject to restrictions and that have been owned by the optionee for a period of at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                           (iii) By the optionee delivering to the Company a
                  properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

                           (iv) By any other means (including, without
                  limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

         The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

                  (e) NON-TRANSFERABILITY OF OPTIONS. Except as the Committee may provide with respect to a Non- Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (f) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

                  (g) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6. RESTRICTED STOCK AWARDS.

     (a) NATURE OF RESTRICTED STOCK AWARD. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

     (b) ACCEPTANCE OF AWARD. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

     (c) RIGHTS AS A SHAREHOLDER. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

     (e) VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such preestablished performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

     (f) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS.

     (a) GRANT OR SALE OF UNRESTRICTED STOCK. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

     (b) RESTRICTIONS ON TRANSFERS. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. PERFORMANCE SHARE AWARDS.

         NATURE OF PERFORMANCE SHARES. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

SECTION 9. STOCK APPRECIATION RIGHTS

         The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the "Request"), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10. TERMINATION OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     (a) INCENTIVE STOCK OPTIONS:

         (i) TERMINATION BY DEATH. If any participant's employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of two (2) years (or such other period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

         (ii) TERMINATION BY REASON OF DISABILITY OR NORMAL RETIREMENT.

         (A) Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year (or such other period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

         (B) Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such other period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

         (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

         (D) Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this
     Section 10(a)(ii) for the exercise of an Incentive Stock Option shall extend such period for two (2) years from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

         (iii) TERMINATION FOR CAUSE. If any participant's employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

         (iv) OTHER TERMINATION. Unless otherwise determined by the Committee, if a participant's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days (or such other period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

     (b) NON-STATUTORY STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11. TAX WITHHOLDING.

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) PAYMENT IN SHARES. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or
(ii) transferring to the Company shares of Stock owned by the participant for a period of at least six months and with an aggregate Fair Market Value
(as of the date the minimum withholding is effected) that would satisfy the withholding amount due.

SECTION 12. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13. AMENDMENTS AND TERMINATION.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code.

SECTION 14. STATUS OF PLAN.

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15. CHANGE OF CONTROL PROVISIONS.

     (a) Upon the occurrence of a Change of Control as defined in this
Section 15:

         (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

         (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

         (iii) each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

         (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

         (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

         (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 16. GENERAL PROVISIONS.

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17. EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

SECTION 18. GOVERNING LAW.

         This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

                                      * * *

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABIOMED, INC. THE
        BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH PROPOSAL.

                                  ABIOMED, Inc.

                                      PROXY

         The undersigned, revoking all prior proxies, hereby appoints John F. Thero and Charles B. Haaser, and each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of ABIOMED, Inc. which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of ABIOMED, Inc., to be held on August 9, 2000, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournment or postponement thereof. Attendance of the undersigned at the Annual Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

------------                                                      ------------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
   SIDE            (Please fill in the reverse side and               SIDE
                          mail in enclosed envelope)
------------                                                      ------------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION
 IS GIVEN WITH RESPECT TO ANY OF THE PROPOSALS, THE SHARES REPRESENTED BY THIS
   PROXY WILL BE VOTED FOR EACH PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE
                   RECOMMENDATION OF THE BOARD OF DIRECTORS.

/X/ Please mark
    vote as in
    this example.

                                                                                                              FOR  AGAINST  ABSTAIN
    1. Election of Class II Directors:                              2. Amendment to the Company's               / /    / /     / /
       Nominees: (01) John F. O'Brien, (02) Henri A. Termeer           Restated Certificate of incorporation
                                                                       to increase the number of authorized
       FOR ALL                       WITHHOLD                          shares of common stock.
       NOMINEES                      AUTHORITY
       (EXCEPT AS       / /    / /   TO VOTE
       MARKED TO THE                 FOR ALL
       CONTRARY)                     NOMINEES

                                                                                                              FOR  AGAINST  ABSTAIN
    / /____________________________________________________         3. Approval of the ABIOMED, Inc.          / /    / /     / /
       INSTRUCTIONS: To withhold authority to vote for one             2000 Stock Incentive Plan.
       individual nominee, write that nominee's name in the
       space provided above.
                                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            / /


                                                                    Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares.
                                                                    No postage need be affixed if mailed in the United States.

                                                                    Please sign exactly as name(s) appears on stock certificate.
                                                                    If shares are held as joint tenants, both should sign. If
                                                                    stockholder is a corporation, please sign full corporate
                                                                    name by president or other authorized officer and, if a
                                                                    partnership, please sign in full partnership name by an
                                                                    authorized partner or other person. If signing as attorney, executor, administrator, trustee or guardian, please give
                                                                    full title as such.


Signature ______________ Date: ________   Signature ______________ Date: ______